ASSET PURCHASE AGREEMENT


          THIS AGREEMENT (the "Agreement") is made this 3rd day of February, 2000, among CraftClick.com, Inc., a Utah corporation ("CraftClick"); and Art 2 Art L.L.C., a Missouri limited liability company ("Art2Art"), and its members (the "Art2Art Members").

                       W I T N E S S E T H:

                             RECITALS

          WHEREAS, Art2Art owns the websites (www.art2art.com and www.art2artonline.com) and all related assets, all intellectual property related to the Art2Art business, Art2Art's currently registered members and mailing lists, all domain names registered to the Art2Art business and those that relate to the Art2Art business, the entire content of the Art2Art websites (the "Art2Art Assets"), and the name "Art 2 Art L.L.C." or any derivations thereof, all of which Art2Art wishes to sell to CraftClick and CraftClick wishes to acquire.

          WHEREAS, the respective Boards of Directors of CraftClick and Art2Art have adopted resolutions pursuant to which CraftClick shall acquire and Art2Art shall sell the Art2Art Assets; and

          WHEREAS, the sole consideration for the Art2Art Assets shall be the exchange of $0.001 par value common stock of CraftClick (which shares are all "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission); and

          WHEREAS, Art2Art shall acquire in exchange the "restricted securities" of CraftClick in a reorganization within the meaning of Section 368(a)(1)(C), Section 351 or other tax exempt Sections, rules or regulations of the Internal Revenue Code of 1986, as amended, only to the extent any such Sections, rules or regulations are applicable to this Agreement and the transactions contemplated hereby;

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                            Section 1

                        Exchange of Stock

          1.1 Number of Shares. CraftClick shall issue 825,000 shares of its $0.001 par value common voting stock in exchange for the Art2Art Assets, subject to the assumption of liabilities related to the Art2Art Assets as carried on the financial statements of Art2Art referred elsewhere herein, except for the $103,759 obligation due and owing to a related party, for which such party shall indemnify and hold CraftClick harmless; and provided further that the Art2Art Members shall pay CraftClick an aggregate total of $4,700 at the closing (the "Closing") as partial payment on the outstanding liabilities of Art2Art; and the Art2Art Members shall indemnify and hold CraftClick harmless from and against any other undisclosed liabilities of Art2Art. All of the shares of CraftClick common stock to be issued to Art2Art shall be "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission, and shall be issued in accordance with and subject to applicable securities laws, rules and regulations, and, when issued for the consideration indicated, shall be deemed fully paid and non-assessable.

          1.2 Further Assurances. At the Closing, and from time to time thereafter, Art2Art shall execute such additional instruments and take such other action as CraftClick may request in order to exchange and transfer clear title and ownership in the Art2Art Assets to CraftClick, without further consideration.

          1.3 Additional Assets to be Conveyed to and/or Included in the Assets of Art2Art on Closing. In addition to Art2Art conveying the Art2Art Assets or other assets presently evidenced in the financial statements of Art2Art, the Art2Art Members shall convey and/or assign to Art2Art and/or CraftClick any and all interest each has in the websites www.art2art.com and www.art2artonline.com and all related assets, all intellectual property related to the Art2Art business, Art2Art's currently registered members and mailing lists, all domain names registered to the Art2Art business and those that relate to the Art2Art business, the entire content of the Art2Art websites and the name "Art 2 Art L.L.C." or any derivations thereof. The execution and delivery by Art2Art and the Art2Art Members of this Agreement shall be deemed to be an assignment and conveyance of such additional assets, free and clear of any liens or encumbrances.

          1.4 Covenant Not to Compete and Use of Confidential Information. By the execution and delivery of this Agreement, the Art2Art Members covenant and agree not to compete with CraftClick in any manner whatsoever relating to the past, present or known proposed business of Art2Art for a period of one year from the date hereof without the express written permission of CraftClick; and, the Art2Art Members shall not divulge, use or otherwise deal with or utilize any of the property, assets or business of Art2Art, including the Art2Art Assets or the assets outlined in Section 1.3 above, without qualification, without the express written permission of CraftClick.

         1.5 Securities and Exchange Commission Filings. Promptly after Closing, the directors and executive officers of CraftClick shall cause an 8-K Current Report dated as of the Closing to be filed with the Securities and Exchange Commission.

         1.6 Closing. The Closing shall take place on the exchange of duly executed copies of this Agreement and any related exhibits by CraftClick, Art2Art and the Art2Art Members, and the satisfaction or waiver of any required conditions to Closing of the parties set forth in Sections 5 and 6 hereof.

                            Section 2

                             Closing

          The Closing contemplated by Section 1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, on or before ten days following the execution and delivery of this Agreement, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                            Section 3

           Representations and Warranties of CraftClick

          CraftClick represents and warrants to, and covenants with Art2Art and the Art2Art Members as follows:

          3.1 Corporate Status. CraftClick is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary (Utah only). CraftClick is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations. CraftClick is a "reporting issuer" as that term is defined under the Securities Exchange Act of 1934, as amended (the "1934 Act"); it is "current" in the filing of all reports required to be filed by it; and the registration statements and reports previously filed by it with the Securities and Exchange Commission are true and correct in every material respect and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. Its common stock is nominally quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") under the symbol "CTCK."

         3.2 Capitalization. The current pre-Agreement authorized capital stock of CraftClick consists of 300,000,000 shares of $0.001 par value common voting stock, of which approximately 14,102,945 shares are issued and outstanding, all fully paid and non-assessable; and 5,000,000 shares of $0.001 par value preferred stock, 100,000 shares of which have been designated as Series A Convertible Preferred Stock, redeemable and convertible into 10 shares of common stock, and 49,000 of which are the only shares of CraftClick preferred stock which are issued and outstanding. There are various outstanding options, warrants or calls pursuant to which CraftClick is obligated to issue additional shares of its authorized and unissued common stock; and there are no options, warrants or calls to purchase any authorized but unissued shares of preferred stock.

         3.3     Financial Statements.  The financial statements of
CraftClick furnished to the Art2Art Members and Art2Art, consisting of audited financial statements for the years ended March 31, 1999 and 1998, and the period ended September 30, 1999, attached hereto as Exhibit B and incorporated herein by reference, are correct and fairly present the financial condition of CraftClick at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit C, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         3.4 Undisclosed Liabilities. CraftClick has no liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit C.

         3.5 Interim Changes. Since the date of its balance sheets, except as set forth in Exhibit C, there have been no (1) changes in financial condition, assets, liabilities or business of CraftClick which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of CraftClick, payments of any dividend or other distribution in respect of any class of stock of CraftClick, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or
(3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

          3.6 Title to Property. CraftClick has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of CraftClick are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit C, with respect to which no default exists.

          3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of CraftClick, threatened, against or relating to CraftClick, its properties or business, except as set forth in Exhibit C. Further, no officer, director or person who may be deemed to be an "affiliate" of CraftClick is party to any material legal proceeding which could have an adverse effect on CraftClick (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to CraftClick.

          3.8 Books and Records. From the date of this Agreement to the Closing, CraftClick will (1) give to Art2Art or its representatives full access during normal business hours to all of CraftClick's offices, books, records, contracts and other corporate documents and properties so that Art2Art or its representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of CraftClick as Art2Art or its representatives may reasonably request.

          3.9 Tax Returns. To the extent required by applicable law, CraftClick has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

         3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), CraftClick and its representatives will keep confidential any information which they obtain from Art2Art concerning the properties, assets and business of Art2Art. If the transactions contemplated by this Agreement are not consummated by February 4, 2000, CraftClick will return to Art2Art all written matter with respect to Art2Art obtained by CraftClick in connection with the negotiation or consummation of this Agreement.

          3.11 Corporate Authority. CraftClick has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to Art2Art or its representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by CraftClick's officers and performance thereunder, and that the directors adopting and delivering such resolutions are the duly elected and incumbent directors of CraftClick.

          3.12 Due Authorization. Execution of this Agreement and performance by CraftClick hereunder have been duly authorized by all requisite corporate action on the part of CraftClick, and this Agreement constitutes a valid and binding obligation of CraftClick and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of CraftClick.

          3.13 Environmental Matters. CraftClick has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of CraftClick or CraftClick's predecessors. In addition, to the best knowledge of CraftClick, there are no substances or conditions which may support a claim or cause of action against CraftClick or any of CraftClick's current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          3.14 Access to Information Regarding Art2Art. CraftClick acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting Art2Art and the Art2Art Assets; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Art2Art, and with the legal and accounting firms of Art2Art, with respect to such documentation; and that to the extent requested, all questions raised have been answered to CraftClick's complete satisfaction.

                            Section 4

Representations, Warranties and Covenants of Art2Art and the Art2Art Members

          Art2Art and the Art2Art Members represent and warrant to, and covenant with, CraftClick as follows:

          4.1 Ownership. Art2Art and/or the Art2Art Members own the Art2Art Assets, free and clear of any liens or encumbrances of any type or nature whatsoever, and have full right, power and authority to convey the Art2Art Assets without qualification or consents of any others.

          4.2 Corporate Status. Art2Art is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Missouri and is licensed or qualified as a foreign corporation in all states or foreign countries and provinces in which the nature of Art2Art's business or the character or ownership of Art2Art properties makes such licensing or qualification necessary.

          4.4 Financial Statements. The financial statements of Art2Art furnished to CraftClick, consisting of unaudited balance sheet and the related statement of operations for the year ended December 31, 1999, and an unaudited balance sheet and related statement of operations for the one month ended January 31, 2000, attached hereto as Exhibit D and incorporated herein by reference, are correct and fairly present the financial condition of Art2Art as of these dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit E, which is attached hereto and incorporated herein by reference. The Art2Art Assets are properly booked on the balance sheets of Art2Art in accordance with generally accepted accounting principals. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          4.5 Confidentiality. Until the Closing (and continuously if there is no Closing), Art2Art and its representatives will keep confidential any information which they obtain from CraftClick concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by February 4, 2000, Art2Art will return to CraftClick all written matter with respect to CraftClick obtained by them in connection with the negotiation or consummation of this Agreement.

           4.6     Investment Intent.   Art2Art is acquiring the shares to be
exchanged and delivered under this Agreement for investment and not with a view to the sale or distribution thereof, except that it may dissolve and distribute these shares to the Art2Art Members, and in such event, the Art2Art Members have no commitment or present intention to sell or otherwise dispose of the CraftClick shares. Art2Art (and the Art2Art Members, if applicable) shall execute and deliver to CraftClick on the Closing an Investment Letter attached hereto as Exhibit F and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the shares of CraftClick being received under the Agreement in exchange for the Art2Art Assets; receipt of certain material information regarding CraftClick; and whereby each is compromising and/or waiving any claims each has or may have against Art2Art under any federal or state securities laws, rules or regulations or otherwise, by reason of the purchase of any securities of Art2Art by each or any of them prior to the Closing of the Agreement, or for any other reason whatsoever.

           4.7 Corporate Authority. Art2Art has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to CraftClick or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

           4.8 Due Authorization. Execution of this Agreement and performance by Art2Art hereunder have been duly authorized by all requisite corporate action on the part of Art2Art, and this Agreement constitutes a valid and binding obligation of Art2Art and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Art2Art. With the exception of consents of Art2Art Members or its Board of Directors, as may be required by applicable law, no consents or authorizations of any type or nature whatsoever are required to convey the Art2Art Assets to CraftClick.

          4.9 Access to Information Regarding CraftClick. Art2Art and the Art2Art Members acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting CraftClick and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of CraftClick, and with the legal and accounting firms of CraftClick, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                            Section 5

Conditions Precedent to Obligations of Art2Art and/or the Art2Art Members

          All obligations of Art2Art and/or the Art2Art Members under this Agreement are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

           5.1 Representations and Warranties True at Closing. The representations and warranties of CraftClick contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

           5.2 Due Performance. CraftClick shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

           5.3 Officers' Certificate. Art2Art and the Art2Art Members shall have been furnished with a certificate signed by the President of CraftClick, in such capacity, attached hereto as Exhibit G and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of CraftClick contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit B hereto), there has been no material adverse change in the financial condition, business or properties of CraftClick, taken as a whole.

                            Section 6

        Conditions Precedent to Obligations of CraftClick

          All obligations of CraftClick under this Agreement are subject, at CraftClick's option, to the fulfillment, before or at the Closing, of each of the following conditions:

          6.1 Representations and Warranties True at Closing. The representations and warranties of Art2Art and the Art2Art Members contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          6.2 Due Performance. Art2Art and the Art2Art Members shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.

          6.3 Officers' Certificate. CraftClick shall have been furnished with a certificate signed by the President of Art2Art, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Art2Art and the Art2Art Members contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit D), there has been no material adverse change in the financial condition, business or properties of Art2Art, taken as a whole.

          6.4 Consent of the Art2Art Members. 100% of the Art2Art Members shall have consented to and executed and delivered the Agreement; a total of $4,700 shall have been paid to CraftClick; and the party to whom the related party debt referred to in Section 1.1 hereof is owed shall have agreed in writing that CraftClick is not liable for such debt.

                            Section 7

                           Termination

          Prior to Closing, this Agreement may be terminated (1) by mutual consent in writing; (2) by either the directors of CraftClick or Art2Art and the Art2Art Members if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the directors of CraftClick or Art2Art and the Art2Art Members if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                            Section 8

                        General Provisions

        8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

        8.2 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

        8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Agreement, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by any.

        8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

                       If to CraftClick:     432 Culver Blvd.
                                             Playa Del Rey, California 90393

                         With a copy to:     Leonard W. Burningham, Esq.
                                             455 East 500 South, #205
                                             Salt Lake City, Utah 84111

                         If to Art2Art:      205 Park Central East
                                             Suite 407 and 408
                                             Springfield, Missouri 65806

        8.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

        8.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

        8.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern; all actions to enforce this Agreement shall be brought in the courts of the State of Utah or the United States District Courts situated in the State of Utah, only.

        8.8 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

        8.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

          IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement effective the day and year first above written.


                                   CRAFTCLICK.COM, INC.


Date: 2/3/2000                     By/s/ Sandip Seth
                                   Sandip Seth, President


                                   ART 2 ART L.L.C.


Date: 2/3/2000                     By/s/Thomas R. Murray
                                   Thomas R. Murray, Managing Member

                                   ART 2 ART L.L.C. MEMBERS


Date: 2/3/2000                     /s/ C. H. Curtis
                                   C. H. Curtis


Date: 2/8/2000                     /s/Jacque Kessinger
                                   Jacque Kessinger


Date: 2/8/2000                     /s/ Charles L. Kessinger, Jr.
                                   Charles L. Kessinger, Jr.


Date: 2/9/2000                     /s/ Gordon L. Kinne
                                   Gordon L. Kinne


Date: 2/10/2000                    /s/ Robert D. Reynolds
                                   Robert D. Reynolds, Trustee


Date: 2/10/2000                    /s/ Kathryn A. Charles
                                   Kathryn A. Charles, Successor Trustee
                                   of Peter O. Charles Revocable Living Trust


Date: 2/10/2000                     /s/Richard A. Pendelton
                                    Richard A. Pendelton


Date: 2/10/2000                     /s/Anise C. Brasher
                                    Anise C. Brasher, Trustee


Date: 2/9/2000                      /s/Robert M. Mahoney
                                    Robert M. Mahoney, Trustee


Date: 2/9/2000                      /s/Dr. Paul C. Freiman
                                    Dr. Paul C. Freiman, Trustee


Date: 2/10/2000                     /s/Barbara Lorenz
                                    Barbara Lorenz


Date: 2/10/2000                     /s/Frank Lorenz
                                    Frank Lorenz


Date: 2/8/2000                      /s/Joey D. Wolfe
                                    Joey D. Wolfe


Date: 2/8/2000                      /s/Stephen C. Wolfe
                                    Stephen C. Wolfe


Date: 2/11/2000                     /s/Thomas R. Murray
                                    Thomas R. Murray

                            EXHIBIT A

                                                 In the Event of Dissolution
                                                        of Art2Art, the
                                                     Number of Shares of
                                   Membership            CraftClick
                                   Interest of              to be
      Name                          Art2Art        Received in Dissolution

C. H. Curtis                          2.5%                      20,625
2303 Gascony Drive
Lake St. Louis, MO 83367-2206

Jacque and Charles L. Kessinger, Jr.  7.5%                      61,875
4820 Cherryvale Ave.
Soquel, CA 95073

Gordon L. Kinne                       5.0%                      41,250
1650 East Battlefield
Springfield, MO 65804

Robert D. Reynolds, Trustee           5.0%                      41,250
P. O. box 5900
Springfield, MO 65801

Kathryn A. Charles, Successor Trustee 2.5%                      20,625
of Peter O. Charles Revocable
Living Trust
3961 St. Andrews Drive
Springfield, MO 65810

Richard A. Pendelton                  2.5%                      20,625
4200 South Q uail Creek, Suite B
Springfield, MO 65810

Anise C. Brasher, Trustee             2.5%                      20,625
4200 S. Quail Creek, Ste. B
Springfield, MO 65810

Robert M. Mahoney, Trustee            5.0%                      41,250
766 S. Augusta Drive
Springfield, MO 65809

Paul C. Freiman, Trustee              5.0%                      41,250
2005 East Richmond
Springfield, MO 65804

Frank and Barbara Lorenz              2.5%                      20,625
2155 S. Bruce Court
Springfield, MO 65804

Stephen C. and Joey D. Wolfe         10.0%                      82,500
1325 South Main
Tulsa, OK   74119

Thomas R. Murray                     50%                       412,500
937 St. Andrews Circle
Springfield, MO 65809

                                                               825,000

                            EXHIBIT B

                       CRAFTCLICK.COM, INC.

                       FINANCIAL STATEMENTS

                       FOR THE YEARS ENDED
                     MARCH 31, 1999 and 1998
                               AND
                        SEPTEMBER 30, 1999

                            EXHIBIT C


          None.

                            EXHIBIT D


                         ART 2 ART L.L.C.

                   UNAUDITED BALANCE SHEETS AND
                 RELATED STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED
                        DECEMBER 31, 1999

Baird, Kurtz & Dobson [letterhead]

Board of Directors
Art 2 Art LLC
Springfield, Missouri

  We have complied the accompanying balance sheet of ART 2 ART LLC as of December 31, 1999, and the related statement of operations for the year then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

  A Compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

  Management has also elected to omit substantially all disclosures including the statement of cash flows required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions, about the Company's financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

  The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Band, Kurtz & Dolan
February 2, 2000

                          ART 2 ART LLC
                          BALANCE SHEET
                        DECEMBER 31, 1999

                              ASSETS

CURRENT ASSETS
  Accounts receivable                               $     650
  Note receivable                                   10,417
  Prepaid Telephone                                     3,400
  Sales tax bond                                          900
      Total Current Assets                             15,367

Property and Equipment             $ 88,365
  Less accumulated Depreciation      32,852            55,513
                                                    $  70,880

            LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Bank overdraft                                    $  13,068
  Accounts payable                                     22,092
  Sales tax payable                                       357
      Total Current Liabilities                        35,517

DUE TO RELATED PARTY                                  103,759

MEMBERS' EQUITY (DEFICIT)
  Balance, January 1, 1999         $321,482
  Net loss for year                (389,878)
                                                      (68,396)
                                                    $  70,880

                          ART 2 ART LLC
                     STATEMENT OF OPERATIONS
                   YEAR ENDED DECEMBER 31, 1999

SALES                                                    $ 204,329

COST OF SALES                                              168,027

GROSS PROFIT                                                36,302

OPERATING EXPENSES
  Labor                             $92,737
  Contract Labor                      2,296
  Amortization                       10,024
  Bank Charges                        1,146
  Depreciation                       18,966
  Dues and Subscription                 245
  Insurance                             752
  Internet-advertising               11,219
  Maintenance                         7,283
  Miscellaneous                         499
  Office                              1,412
  Postage                             1,612
  Professional fees                  15,313
  Rent                                3,024
  Taxes and licenses                    497
  Telephone                          10,225
  Utilities                           1,930                179,180

LOSS FROM OPERATIONS                                      (142,878)

OTHER INCOME AND EXPENSE
  Miscellaneous                      50,000
  Start-up expenses                (297,000)              (247,000)

NET LOSS                                                 $(389,878)

                           EXHIBIT E


          None.

                            EXHIBIT F



Interwest Transfer Co.
1981 East Murray-Holladay Rd.
P. O. Box 17136
Salt Lake City, Utah  84117

Craftclick.com, Inc.
432 Culver Blvd.
Playa Del Rey, California 90393

Re: Sale of Art2Art Assets by Art 2 Art L.L.C., a Missouri limited liability company ("Art2Art"), for shares of Craftclick.com, Inc., a Utah corporation ("Craftclick or "the Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain Asset Purchase Agreement (the
"Agreement") between the undersigned, Art2Art and Craftclick, I acknowledge that I have approved this exchange; that singly, or on behalf of Art2Art, ("I") am aware of all of the terms and conditions of the Agreement; that I have received and personally reviewed a copy of any and all material documents regarding the Company, including, but not limited to Articles of Incorporation, Bylaws, minutes of meetings of directors and stockholders, financial statements and the Company's Annual and Quarterly and Current Reports filed with the Securities and Exchange Commission for the past twelve months which can be reviewed in the Edgar Archives at www.sec.gov. I represent and warrant that no director or officer of the Company or any associate of either has solicited this exchange; that I am an "accredited investor" as that term is known under the Rules and Regulations of the Securities and Exchange Commission; and/or, I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis. I hereby compromise and waive any claims I have or may have against Art2Art under any federal or state securities laws, rules or regulations or otherwise, by reason of the purchase of any securities of Art2Art by me prior to the Closing of the Agreement, or for any other reason whatsoever.

          I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company. I understand that the accounting firm for Craftclick is Mantyla, McReynolds & Assoc., 5872 South 900 East, #250, Salt Lake City, Utah 84121;
Telephone: (801) 269-1818; and that legal counsel for Craftclick is Leonard W. Burningham, Esq., 455 East 5th South, Suite 205, Salt Lake City, Utah 84111, Telephone #801-363-7411.

          I also understand that I must bear the economic risk of ownership of any of the Craftclick shares for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

          I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Art2Art for use by Craftclick as they are made to induce you to issue me the shares of Craftclick under the Agreement, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

          1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

          2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I understand the meaning of "unregistered shares" and know that they are not freely tradeable;

          4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable laws, rules and regulations;

          7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also understand that without approval of counsel for Craftclick, all shares of Craftclick to be issued and delivered to me in exchange for my shares of Art2Art shall be represented by one stock certificate only and which such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. Craftclick will attempt to accommodate any stockholders' request where Craftclick views the request is made for valid business or personal reasons so long as in the sole discretion of Craftclick, the granting of the request will not facilitate a "public" distribution of unregistered shares of common voting stock of Craftclick.

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          C. H. Curtis    20,625
          (Name(s) and Number of Shares)

          424 S. National
          (Address)

          Springfield, MO 65802
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 10 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Charles L. Kessinger Jr. and Jacque Kessinger JTRS 61,875 (Name(s) and Number of Shares)

          4820 Cherryvale Ave.
          (Address)

          Soquel, CA 95073
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 10 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Gordon L. Kinne    41,250
          (Name(s) and Number of Shares)

          4500 E. Farm Road 148
          (Address)

          Springfield, MO 65809
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 9 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Robert D. Reynolds        33,000
          (Name(s) and Number of Shares)

          P. O. Box  5900
          (Address)

          Springfield, MO 65801
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 10 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Larry C. Herndon       8,250
          (Name(s) and Number of Shares)

          2501 S. Chapel
          (Address)

          Springfield, MO 65809
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 10 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Kathryn A. Charles, Successor Trustee of Peter C. Charles Revocable
          Living Trust Trust      20,625
          (Name(s) and Number of Shares)

          3961 E. St. Andrews Drive
          (Address)

          Springfield, MO 65809-1531
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 10 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Richard A. Pendleton      20,625
          (Name(s) and Number of Shares)

          4200 S. Quail Creek
          (Address)

          Springfield, MO 65810
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 10 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Anise C. Brasher and Richard A. Pendleton, or their successors, as Trustees under the Anise C. Brasher Revocable Trust UTA dated August 1, 1995 20,625
          (Name(s) and Number of Shares)

          4200 S. Quail Creek
          (Address)

          Springfield, MO 65810
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 10 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Robert M. Mahoney TTEE    41,250
          (Name(s) and Number of Shares)

          766 S. Augusta Drive
          (Address)

          Springfield, MO 65809
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 9 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Dr. Paul C. Feiman   41,250
          (Name(s) and Number of Shares)

          2005 E. Richmond
          (Address)

          Springfield, MO 65804
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 9 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Frank S. and Barbara Lorenz JTRS      20,625
          (Name(s) and Number of Shares)

          2155 S. Bruce Court
          (Address)

          Springfield, MO 65804
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 10 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Joey D. Wolfe      41,250
          (Name(s) and Number of Shares)

          5809 S. Atlanta Ave.
          (Address)

          Tulsa, OK 74105
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 11 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Stephen C. Wolfe        41,250
          (Name(s) and Number of Shares)

          5809 S. Atlanta Ave.
          (Address)

          Tulas, OK 74105
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 11 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          Amy W. & Russell T. Murray JTRS
          (Name(s) and Number of Shares)

          2189 E. Claiborne
          (Address)

          Springfield, MO 65804
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 11 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          N. Faye & Thomas R. Murray
          (Name(s) and Number of Shares)

          937 St. Andrews Circle
          (Address)

          Springfield, MO 65809
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this 11 day of February, 2000.

                              Very truly yours,

                              ART 2 ART L.L.C.


                              By/s/Thomas R. Murray
                              Thomas R.  Murray, Managing Member

                              IN THE EVENT OF DISSOLUTION OF
                              ART 2 ART:


Date: 2/10/2000               /s/C. H. Curtis
                              C. H. Curtis


Date: 2/10/2000               /s/Jacque Kessinger
                              Jacque Kessinger


Date: 2/10/2000               /s/Charles L. Kessinger, Jr.
                              Charles L. Kessinger, Jr.


Date: 2/10/2000               /s/Gordon L. Kinne
                              Gordon L. Kinne


Date: 2/10/2000               /s/Robert D. Reynolds, Trustee
                              Robert D. Reynolds, Trustee


Date: 2/10/2000               /s/Kathryn A. Charles
                              Kathryn A. Charles, Successor Trustee
                              of Peter O. Charles Revocable Living Trust


Date: 2/10/2000               /s/Richard A. Pendelton
                              Richard A. Pendelton


Date: 2/10/2000               /s/ Anise C. Brasher
                              Anise C. Brasher, Trustee


Date: 2/10/2000               /s/Robert M. Mahoney
                              Robert M. Mahoney, Trustee


Date: 2/10/2000               /s/Dr. Paul C. Freiman
                              Dr. Paul C. Freiman, Trustee


Date: 2/10/2000               /s/Barbara C. Lorenz
                              Barbara Lorenz


Date: 2/10/2000               /s/Frank Lorenz
                              Frank Lorenz


Date: 2/8/2000                /s/Joey D. Wolfe
                              Joey D. Wolfe


Date: 2/8/2000                /s/Stephen C. Wolfe
                              Stephen C. Wolfe


Date: 2/3/2000                /s/Thomas R. Murray
                              Thomas R. Murray

EXHIBIT G



                CERTIFICATE OF OFFICER PURSUANT TO

               AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of Craftclick.com, Inc., a Utah corporation ("Craftclick"), represents and warrants the following as required by the Asset Purchase Agreement (the "Agreement") between Craftclick and Art 2 Art L.L.C., a Missouri limited liability company ("Art2Art"), and its members (the "Art2Art Members"):

          1. That he is the President of Craftclick and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Art2Art and the Art2Art Members.

          2. Based on his personal knowledge, information, belief and opinions of counsel for Craftclick regarding the Agreement:

              (i) All representations and warranties of Craftclick contained within the Agreement are true and correct;

             (ii) Craftclick has complied with all terms and provisions required of it pursuant to the Agreement; and

            (iii) There have been no material adverse changes in the financial position of Craftclick as set forth in its financial statements for the periods ended March 31, 1999 and 1998, and September 30, 1999, except as set forth in Exhibit C to the Agreement.


                              CRAFTCLICK.COM, INC.


                              By/S/Sandip Seth
                                   Sandip Seth, President

                            EXHIBIT H


                CERTIFICATE OF OFFICER PURSUANT TO

               AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of Art 2 Art L.L.C., a Missouri limited liability company ("Art2Art"), represents and warrants the following as required by the Asset Purchase Agreement (the "Agreement") between Art2Art, its members (the "Art2Art Members") and Craftclick.com, Inc., a Utah corporation ("Craftclick"):

          1. That he is the President of Art2Art and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Craftclick.

          2.   Based on his personal knowledge, information, belief:

              (i) All representations and warranties of Art2Art contained within the Agreement are true and correct;

             (ii) Art2Art has complied with all terms and provisions required of it pursuant to the Agreement; and

            (iii) There have been no material adverse changes in the financial position of Art2Art as set forth in its unaudited balance sheets for the year ended December 31, 1999, and the one month ended January 31, 2000, except as set forth in Exhibit E to the Agreement.


                              ART 2 ART L.L.C.


                              By/S/Thomas R. Murray
                              Thomas R. Murray, Managing Member